SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 Danskin, Inc.
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            (Exact name of registrant as specified in its charter)

                                 May 19, 1997
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               Date of Report (Date of earliest event reported)

        Delaware                      0-20382                  62-1284179
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  (State or other juris-            (Commission             (I.R.S. Employer
diction of incorporation)           File Number)           Identification No.)


    111 West 40th Street, New York, New York                     10018
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    (Address of principal executive offices)                   (Zip Code)


                                    (212) 764-4630
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             (Registrant's telephone number, including area code)


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Item 1.     Changes in Control of Registrant.

            On May 19, 1997, Danskin, Inc. (the "Company") entered into an agreement (the "Agreement") with Danskin Investors, LLC (the "Investor"), pursuant to which, under certain circumstances, the Investor will make an investment of $10,000,000 in the Company (the "Investment"). Pursuant to the Agreement, the Company and the Investor agreed, among other things, to the following:

            I.    Structure of the Transaction.

            (i) The Company will issue to the Investor and the Investor will purchase from the Company 26,315,790 shares of common stock of the Company based on a per share purchase price of $.38 per share (the "Per Share Purchase Price"), and an aggregate purchase price of $10,000,000. The number of shares of common stock to be purchased by the Investor and the per share purchase price therefor is based on there being no more than 45,609,545 shares of common stock outstanding on a fully-diluted basis following the Closing (defined below).

            (ii) The Company, with the participation and assistance of the Investor, will enter into negotiations with the Company's principal lender (the "Bank") to acquire for the Investor an irrevocable and unconditional (except for the occurrence of the closing of the Investment (the "Closing")) option (the "Option") to restructure the obligations of the Company under the Amended and Restated Loan and Security Agreement with the Bank, as agent, dated as of June 22, 1995, as amended to date (the "Loan Agreement"). The Company has received no assurance from the Bank that it is willing to grant an option to the Investor or the Company.

            (iii) As soon as practicable after the Closing, the Company shall offer to all of its stockholders, on a pro rata basis, the right to invest up to an aggregate of $3,000,000 for shares of common stock of the Company, based upon the per share purchase price paid by the Investor. The Investor will enter into a standby arrangement with the Company to purchase any shares of common stock not taken by other stockholders of the Company in such rights offering.

            (iv) The Company will enter into negotiations with its landlord at 111 West 40th Street regarding the lease of the Company's New York showroom, and simultaneous with the Closing, the Company will enter into a modification of such lease in form and substance satisfactory to the Investor.

            (v) The Company will enter into negotiations with each of Mary Ann Domuracki and Beverly Eichel, the President and the Chief Financial Officer of the Company, respectively, regarding (a) a waiver of her rights under the change-of-control provisions of her employment agreement, and (b) an agreement to continue to work for the Company on terms


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satisfactory to the Investor. The Company will also enter into negotiations with
Edwin Dean regarding a modification of the terms of any payments due to Mr. Dean under his employment agreement upon consummation of the Investment.

            (vi) The Company will enter into negotiations with Donald Schupak, the Chairman of the Board of the Company, regarding (a) an agreement to continue to work for the Company on terms satisfactory to the Investor, and (b) amending option grants provided to Mr. Schupak, to provide as follows: (1) upon the occurrence of the Closing, Mr. Schupak shall receive (1) options to purchase shares of common stock of the Company equal to 4% of the Company on a fully diluted basis at the per share purchase price paid by the Investor, plus (2) options to purchase an additional number of shares of common stock equal to 3% of the Company on a fully diluted basis at the per share purchase price paid by the Investor, plus (3) options to purchase additional shares of common stock equal to 3% of the Company on a fully diluted basis at a per share purchase price of $.76. All of the options granted to Mr. Schupak shall expire on a date to be mutually agreed upon by the Investor and Mr. Schupak, which date shall be not less than five nor more than seven years after the Closing.

            (vii) The Company will enter into negotiations with each of Givenchy Corporation and Anne Klein & Company regarding (a) waiver by each of the change-of-control rights in its license agreement, and (b) an agreement by each to continue its license agreement on its current terms.

            II.   Negotiation of Definitive Agreement.

            The closing of the Investment will be subject to, among other things, the negotiation of a definitive agreement between the Company and the Investor. Conditions to the Closing to be set forth in such agreement will include, among other conditions, that, (i) the Bank will have issued the Option and will have renegotiated the Loan Agreement on terms satisfactory to the Investor, (ii) the Investor shall be satisfied that, for federal income tax purposes, the net operating losses of the Company are available to shelter cancellation of indebtedness income, if any, arising from restructuring of the terms of the Loan Agreement, (iii) a fairness opinion from an investment bank of national reputation shall have been obtained to the effect that the per share purchase price paid by the Investor is fair to the Company from a financial point of view, (iv) the Company's lease of its New York showroom shall have been revised on terms satisfactory to the Investor, (v) certain agreements shall have been reached with senior management of the Company, (vi) the license agreements with Givenchy Corporation and Anne Klein & Company shall have been revised upon terms satisfactory to the Investor, (vii) SunAmerica Life Insurance Company shall have waived its right to designate members of the Board of Directors of the Company, (viii) the Investor shall have negotiated a satisfactory agreement with the holder of the preferred stock of the Company, (ix) the Rights Agreement dated as of June 5, 1996 between the Company and First Union Bank of North Carolina shall have been amended to provide that the Investor shall not constitute an "Acquiring Person" as defined therein, or the rights issued thereunder shall have been redeemed, (x) the obligations of the Company to the Bank shall have been restructured pursuant to the Option, (xi) an agreement shall have been reached with Donald


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Schupak, and (xii) all action required to establish the post-closing Board of
Directors of the Company shall have been taken and all required resignations of directors shall have been recieved.

            The Agreement also provides that the definitive agreement will contain reasonable corporate governance provisions agreed between the Company and the Investor to ensure that, for a period of two years from the Closing, transactions between the Company and the Investor, any recapitalization transaction other than the Investment, any "going private" transaction, and any changes to such corporate governance provisions, shall require the approval of a majority of the independent directors or approval by the stockholders of the Company other than the Investor, and the Board of Directors of the Company shall be as described in paragraph VI, below.

            III.  Pre-Closing Agreement.

            The Investor has agreed that, if the Option has been obtained and the Company determines that it requires additional capital to continue to operate its business through the Closing, upon written request for such additional capital in an amount of either $2,000,000 or $4,000,000 and satisfaction of certain conditions to the Closing including those described above, the Investor will purchase from the Company a new series of preferred stock, the terms of which will entitle the Investor to designate a majority of the Board of Directors of the Company. The Company has agreed to pay a fee of $250,000 (the "Pre-Closing Equity Fee") to the Investor to make such equity investment prior to the Closing. Such preferred stock will be convertible into common stock at a per share price of $.38, will accrue a cash dividend at an initial rate of 6% per annum commencing twelve months after purchase thereof and increasing at the rate of an additional .5% every six months, and will be redeemable in certain specified circumstances. Such preferred stock shall be automatically converted at a per share price of $.38 upon receipt of the stockholder approvals necessary to amend the certificate of incorporation of the Company to increase its authorized capital stock. Such preferred stock will also be entitled to a liquidation preference equal to the amount of the purchase price therefor, plus all accrued and unpaid dividends, and shall have a maturity of five years from the date of issuance at which time it shall be redeemed at 100% of the principal amount then outstanding plus all accrued and unpaid dividends. Such preferred stock will also be entitled to vote on an as converted basis with the common stock of the Company. Until the Closing, if a majority of the stockholders of the Company who are disinterested in respect of a competing transaction shall have voted their shares in favor of such competing transaction, then the holder of such preferred stock shall vote such preferred stock with such majority. If the Company consummates a competing transaction at a price per share of common stock at least $.10 per share greater than the per share price proposed to be paid by the Investor, then the Company may redeem, at a redemption price of 105% of the principal amount of the preferred stock being so redeemed, within 30 days of consummation of such competing transaction, one-half of the preferred stock issued to the Investor. The Investor, at its option, may convert the other one-half of such preferred stock into common stock at the conversion price therefor proposed to be paid by the Investor, or put such preferred stock to the Company at the redemption price of 100% of the principal amount of such preferred stock. If the competing transaction is at a price per share less than $.10 per share greater than the per share


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purchase price proposed to be paid by the Investor, then the Company shall not have the right to redeem such preferred stock for one year after the date of consummation of the competing transaction. Thereafter, for the 30-day period commencing upon the anniversary of consummation of the competing transaction, the Company may redeem, at a redemption price of 105% of the principal amount of investor preferred stock being redeemed, such outstanding preferred stock held by the Investor, subject to the right of the Investor to convert such preferred stock into common stock at the agreed conversion price. The Agreement provides that the Investor will have the option in its discretion to purchase up to an aggregate maximum of $10,000,000 of such new series of preferred stock and thereby to effect the Closing of the Investment, at which time the rights of the Company to redeem such preferred stock shall cease. The Investor shall have the right to transfer the preferred stock purchased under such provisions, provided that in the case of any transfer to a non-affiliate of the Investor, the Company shall have a right of first refusal to purchase such preferred stock on the same terms as such transfer was to have been effected.

            IV.   Termination.

            (i) The definitive agreement will contain customary termination events, including failure to consummate the Investment by June 30, 1997, provided that the term of such agreement will be extended as necessary for the Company to fulfill the conditions to Closing specified therein but in no event will the term of such agreement be extended past December 31, 1997. If the Closing shall not have occured by August 31, 1997, and if the three most senior officers of the Company shall have delivered to the Investor written certification to the effect that the Company has used its best efforts to fultill all the conditions precedent to Closing, then the Investor shall have a period of fifteen days to (a) waive the unfulfilled conditions and consummate the Investment or (b) agree to the expiration of the Exclusivity Period (defined below) in which case the Exclusivity shall expire and, except for the reduction of the $2,500,000 fee described below to $1,250,000, the other provisions of the Agreement shall remain in effect.

            (ii) The Company has agreed to pay the Investor $1,000,000 plus the Investor's costs and expenses upon the Company's participation in, or agreement to participate in, a transaction in which the Company raises capital through an investment or borrowing (other than borrowings pursuant to the revolving credit facility under the Loan Agreement), whether pursuant to a corporate reorganization or recapitalization or other transaction or by any other means, if such transaction, or agreement to participate therein, occurs prior to the Investor obtaining the Option and prior to expiration of the Exclusivity Period.

            (iii) If the Closing does not occur, for any reason other than the termination by the Company of the definitive agreement solely due to a breach of such agreement by the Investor (at a time which the Company is not in breach of any provision of such agreement) and, prior to the expiration of the Option, the Company participates or agrees to participate with any person or entity in which the Company raises capital through an investment or a borrowing (other than borrowings pursuant to the revolbing credit facility under the Loan Agreement), whether pursuant


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to a corporate reorganization or recapitalization or other transaction or by any other means (a "Competing Transaction"), then the Investor shall receive the following:

            (a) If (x) the Per Share Purchase Price agreed to by the Company and the Investor immediately prior to the termination of the Agreement or the definitive agreement was equal to the Per Share Price stated in the Agreement, and (y) the Company agrees to enter into a Competing Transaction, then the Company shall offer the Investor the opportunity for a period of three business days to commit to consummate an investment in the Company on the same terms as proposed in such Competing Transaction and immediately upon the expiration of such three business day period (or earlier is the Investor has notified the Company that it does not intend to exercise its right of first refusal), the Company shall pay to the Investor, in cash, (A) the Option Price, plus (B) $2,500,000, plus
            (C) the Pre-Closing Equity Fee, plus (D) the Investor's costs and expenses and the Investor shall transfer the Option to the Company.

            (b) If the Investor shall determine that it is unwilling to pay the Per Share Price set forth in the Agreement and shall offer (which offer is rejected by the Company) to consummate the Investment at a reduced per share purchase price (and, following such rejection, the Investor has advised the Company that it will not consummate the Investment at the Per Share Purchase Price set forth in the Agreement, then, subject to the following, the Company shall be free to consummate a Competing Transaction : (A) the Company shall offer the Investor the opportunity for a period of three business days to commit to consummate an investment in the Company on the same terms as proposed in any third party offer, unless the per share purchase price offered by the third party is in excess of 15% greater than the Per Share Purchase Price at which the Investor has informed the Company it would be willing to consummate the Investment, and (B) if the Investor does not commit to consummate an investment on such terms or if the Competing Transaction is at a price at which the Company is not required to offer the Investor the opportunity to make such investment, then, at the time the Company consummates a Competing Transaction, the Company shall pay the Investor (x) the Option Price, plus (y) the Investor's costs and expenses and the Investor shall transfer the Option to the Company.


            V.    Registration Rights.

            The Company and the Investor have agreed to enter into a registration rights agreement at the Closing under which the Investor will be granted two demand registration rights on Form S-1, unlimited demand registration rights (up to two each year) on Form S-3 with a minimum offered amount of $500,000 and unlimited piggyback registration rights, with respect to the common stock purchased at the Closing.

            VI.   Post-Closing Board of Directors.


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            The Company and the Investor have agreed, in connection with the
Closing, that the Certificate of Incorporation and By-Laws of the Company will be amended to eliminate provision for a classified Board and to establish the size of the Board at nine directors. After the Closing, the Board is to consist of nine directors comprised of the following persons and designees: (a) five members designated by the Investor, (b) one member designated by the present holder of the outstanding preferred stock of the Company, (c) one member designated by the Board of the Company prior to the Closing, (d) Donald Schupak and (e) Mary Ann Domuracki.

            VII.  Expenses.

            The Company has agreed to pay all reasonable legal fees and expenses of the parties with respect to the transactions contemplated by the Agreement, including the fees and expenses of an advisor retained by the Investor to provide advice to the Investor in respect of the potential tax consequences to the Company of the consummation of the transactions contemplated by the Option. In addition, the Company will pay the out-of-pocket costs of the Investor and Onyx Partners, Inc. up to a maximum of $50,000 in the aggregate.

            VIII. Exclusivity.

            Except to the extent that the performance of the Company's directors of their fiduciary duties otherwise requires, the Company has agreed not to solicit, encourage or negotiate with other persons concerning an investment of funds except as contemplated by the Agreement, or for the sale, merger or other disposition of the Company or any significant portion of its assets or business except as expressly permitted by the Agreement, until after June 30, 1997, which period may be extended for two weeks upon request of the Investor if the Investor is proceeding in good faith to complete the Investment. The definitive agreement will also provide that such period of exclusivity will extend until termination thereof.


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Item 7. (c) Exhibits.

      99.1  Press Release dated May 20, 1997

                                   Signature

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 DANSKIN, INC.
                                 (Registrant)


Dated: June 4, 1997                       By:
                                               ---------------------------------
                                          Name:
                                          Title: